                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event report)        02/17/98

                   The Money Store CMI TRUST, Series 1997-II
================================================================================
             (Exact name of regristrant as specified in its charter)


   New Jersey                      333-58128-1I                    91-186-4388

State or other                     (Commission                    (IRS Employer
jurisdiction of                    File Number)                   ID Number)
incorporation)


          2840 Morris Avenue, Union, New Jersey                 07083
          -----------------------------------------------------------
          (Address of principal executive officer)


            Registrant's Telephone Number,
            including area code:                 908-686-2000
                                                 ------------


                                       n/a
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

            Item 5      Other Events
                        ---------------------------------------------

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the February 17, 1998 Remittance Date.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.


                                        By: \S\ Harry Puglisi
                                        ----------------------------------------
                                            Name:  Harry Puglisi
                                            Title:  Treasurer

Dated:      02/28/98

                             SERVICER'S CERTIFICATE


      IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-2 FOR THE FEBRUARY 11, 1998 DETERMINATION DATE

1.    AVAILABLE FUNDS                                              $2,107,119.61

2.    (A)   AGGREGATE CLASS A CERTIFICATE PRINCIPAL
            BALANCE AS REPORTED IN THE PRIOR MONTH                 54,547,760.79

      (B)   AGGREGATE CLASS B CERTIFICATE PRINCIPAL
            BALANCE AS REPORTED IN THE PRIOR MONTH                  5,394,833.48

      (C)   AGGREGATE POOL PRINCIPAL BALANCE AS
            REPORTED IN THE PRIOR MONTH                            58,276,584.15

3.    PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
      (A)   NUMBER OF ACCOUNTS                                                 0

      (B)   DOLLARS                                                         0.00

4.    AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE
      PERIOD                                                                0.00

5.    AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY
      PAYMENTS IN RESPECT OF PRINCIPAL RECEIVED
      DURING THE DUE PERIOD                                            27,759.19

6.    AGGREGATE AMOUNT OF INTEREST RECEIVED                           459,631.08

7.    (A)   AMOUNT OF MONTHLY ADVANCE                                       0.00

      (B)   AMOUNT OF COMPENSATING INTEREST                                 0.00

8.    DELINQUENCY AND FORECLOSURE INFORMATION
                  (SEE EXHIBIT K)

9.    (A)   CLASS A INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                       286,375.80
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                0.00
            (iii) CLASS A INTEREST DISTRIBUTION
                  AMOUNT ADJUSTMENT                       (1,558.98)
      ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                   284,816.82
                                                                      5.21642527

      (B)   CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)   ACCRUED INTEREST                        30,345.90
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                0.00
            (iii) CLASS B INTEREST DISTRIBUTION
                  AMOUNT ADJUSTMENT                         (165.15)
      ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                    30,180.75
                                                                      5.58902778

      (C)   CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   ALL PAYMENTS AND OTHER RECOVERIES
                  OF PRINCIPAL                            25,260.86
            (ii)  PRINCIPAL PORTION PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                  0.00
            (iii) SUBSTITUTION ADJUSTMENTS                     0.00
            (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                  BUSINESS LOAN                                0.00
            (v)   AMOUNT RELEASED FROM THE
                  PRE-FUNDING ACCOUNT                          0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            0.00
      TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                      25,260.86
                                                                      0.46265311

      (D)   CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   ALL PAYMENTS AND OTHER RECOVERIES
                  OF PRINCIPAL                             2,498.33
            (ii)  PRINCIPAL PORTION PURCHASED FOR
                  BREACH OF WARRANTY AND RECEIVED BY
                  THE TRUSTEE                                  0.00
            (iii) SUBSTITUTION ADJUSTMENTS                     0.00
            (iv)  PRINCIPAL BALANCE OF A LIQUIDATED
                  BUSINESS LOAN                                0.00
            (v)   AMOUNT RELEASED FROM THE
                  PRE-FUNDING ACCOUNT                          0.00
            (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            0.00
      TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                       2,498.33
                                                                      0.46265370

10.   (A)   AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
            AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS           1,628,479.41

      (B)   AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
            CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)              0.00

11.   (A)   AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE        54,522,499.93
                                                                    998.58058480
      (B)   AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
            DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE         5,392,335.15
                                                                    998.58058333
      (C)   POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
            TO BE MADE ON THE REMITTANCE DATE                      58,248,824.96
                                                                    970.81373315

12.   (A)   EXTRA INTEREST FOR SUCH REMITTANCE DATE                   180,123.30

      (B)   EXTRA INTEREST TO BE DISTRIBUTED TO
            CERTIFICATEHOLDERS                                      1,733,480.48

      (C)   SPREAD ACCOUNT EXCESS (payable to Spread
            Account Depositor)                                              0.00

      (D)   SPREAD ACCOUNT BALANCE                                  1,628,479.41

      (E)   SPECIFIED SPREAD ACCOUNT REQUIREMENT                    3,494,929.50

13.   (A)   WEIGHTED AVERAGE MATURITY                                    328.197

      (B)   WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                 10.474%

14.   (A)   SERVICING FEES FOR THE RELATED DUE PERIOD                  17,552.85
      (B)   DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD            0.00
      (C)   AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT              2,913.83

15.   AMOUNT OF REIMBURSEMENTS PURSUANT TO:
      (A)   SECTION 5.04(b)                                                 0.00

      (B)   SECTION 5.04(c)                                                 0.00

      (C)   SECTION 5.04(d)(ii)                                             0.00

      (D)   SECTION 5.04(e)                                                 0.00

      (E)   SECTION 5.04(f)                                            15,376.33

16.   (A)   CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE              6.300%

      (B)   CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE              6.750%

17.   (A)   AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT
            MORTGAGE LOANS PURCHASED DURING THE PRIOR DUE PERIOD            0.00

      (B)   AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS
            OF THE END OF SUCH DUE PERIOD                           1,666,010.12

18.   OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated November 30, 1997 pertaining to Series 1997 - 2 in preparing the accompanying Servicer's Certificate.


THE  MONEY  STORE  COMMERCIAL MORTGAGE INC.


            By: \S\ Harry Puglisi
            ------------------------
                 HARRY PUGLISI
                   TREASURER